UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: August 9, 2019
(Date of earliest event reported)

Commission File Number	Exact Name of Registrant as specified in its charter	State or Other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number
001-12609	PG&E Corporation	California	94-3234914
001-02348	Pacific Gas & Electric Company	California	94-0742640

77 BEALE STREET P.O. BOX 770000 SAN FRANCISCO, California 94177 (Address of principal executive offices) (Zip Code) (415) 973-1000 (Registrant’s telephone number, including area code)	77 BEALE STREET P.O. BOX 770000 SAN FRANCISCO, California 94177 (Address of principal executive offices) (Zip Code) (415) 973-7000 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	PCG	NYSE
First preferred stock, cumulative, par value $25 per share, 5% series A redeemable	PCG-PE	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 5% redeemable	PCG-PD	NYSE American LLC

First preferred stock, cumulative, par value $25 per share, 4.80% redeemable	PCG-PG	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 4.50% redeemable	PCG-PH	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 4.36% series A redeemable	PCG-PI	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 6% nonredeemable	PCG-PA	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 5.50% nonredeemable	PCG-PB	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 5% nonredeemable	PCG-PC	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	PG&E Corporation	☐
Emerging growth company	Pacific Gas and Electric Company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

PG&E Corporation	◻
Pacific Gas and Electric Company	◻

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 9, 2019, the Board of Directors (the “Board”) of Pacific Gas and Electric Company (the “Utility”), a subsidiary of PG&E Corporation (the “Corporation”), appointed Andrew M. Vesey as the new Chief Executive Officer and President of the Utility, effective on August 19, 2019.

Mr. Vesey, 64, has extensive experience as a senior officer at electric utilities in the United States and abroad, most recently serving as Managing Director and Chief Executive Officer of AGL Energy in Australia from 2015 to 2018. Prior to AGL Energy, Mr. Vesey spent 11 years at The AES Corporation as Chief Operating Officer, Executive Vice President, and Vice President. Mr. Vesey has also served as a consultant within the utility industry and as a senior leader at CitiPower Pty, Entergy Corporation, and Niagara Mohawk Power Corporation.

In connection with Mr. Vesey’s appointment as Chief Executive Officer and President of the Utility, on August 9, 2019, the independent members of the Utility’s Board approved certain terms and conditions of Mr. Vesey’s employment, as described below, to be effective upon commencement of employment. The terms and conditions of Mr. Vesey’s compensation arrangements are subject to the approval of the U.S. Bankruptcy Court for the Northern District of California (the “Bankruptcy Court”), where the Chapter 11 cases of the Corporation and the Utility are pending.

Subject to the Bankruptcy Court’s approval, Mr. Vesey will receive an annual base salary of $1,000,000 and a one-time cash transition payment of $1,000,000, and will participate in the Corporation’s Key Employee Incentive Plan (the “KEIP”), with an annualized target award value of $2,000,000 for 2019.  The KEIP is subject to Bankruptcy Court approval.  (As previously disclosed, on June 19, 2019, the Corporation and the Utility filed a motion with the Bankruptcy Court seeking approval of the KEIP.  A hearing on the KEIP was held on August 9, 2019, at which time the Bankruptcy Court reserved its decision.)

Item 7.01 Regulation FD Disclosure.

A copy of the news release announcing Mr. Vesey’s appointment is attached hereto as Exhibit 99.1 and is incorporated by reference herein.  The information being furnished in this Item 7.01 and in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, nor shall it be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is being “furnished” and shall not be deemed to be “filed”:

99.1	News release dated August 13, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

PG&E CORPORATION

	By:	/s/ LINDA Y.H. CHENG
Dated: August 13, 2019		LINDA Y.H. CHENG Vice President, Corporate Governance and Corporate Secretary

PACIFIC GAS AND ELECTRIC COMPANY

	By:	/s/ LINDA Y.H. CHENG
Dated: August 13, 2019		LINDA Y.H. CHENG Vice President, Corporate Governance and Corporate Secretary